UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2010

COASTLINE CORPORATE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	333-143752	20-5859893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 Second Ave. N.E., Suite 900
St. Petersburg, FL
(Address of Principal Executive Offices)

33701
(Zip Code)

(727) 596-6095
(Registrant’s Telephone Number, Including Area Code)

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.    Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On July 8, 2010, Toni Eldred, the principal shareholder of Coastline Corporate Services, Inc. (the “Company”), entered into a Stock Purchase Agreement which provided for the sale of 600,000 shares of common stock of the Company (the “Purchased Shares”) to Daulat (Dan) Nijjar (the “Purchaser”). The consideration paid for the Purchased Shares, which represent 75.7% of the issued and outstanding share capital of the Company on a fully-diluted basis, was $331,560. The source of the cash consideration for the Purchased Shares was Mr. Nijjar’s personal funds.  In addition, Mr. Nijjar acquired a total of 47,500 shares of common stock from three other shareholders resulting in Mr. Nijjar owning a total of 647,500 common shares, or 81.7% of the issued and outstanding share capital of the Company on a fully-diluted basis.

There are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 8, 2010, in connection with the disposition of the Purchase Shares Toni Eldred resigned from her positions as the President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company and the Board of Directors of the Company elected Daulat (Dan) Nijjar as President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director of the Company.

Effective June 30, 2010 Nanuk Warman resigned as a Director of the Company and effective July 5, 2010 Alex Long resigned as a Director of the Company.

Mr. Nijjar, age 65, is an accomplished businessman who owned and operated an Ace Hardware Store from 1992 to 2001.  Since the sale of his business Mr. Nijjar has been involved in real estate development.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1	Stock Purchase Agreement dated July 8, 2010, between Toni Eldred and Daulat (Dan) Nijjar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coastline Corporate Services, Inc.
(Registrant)

By: /s/ Daulat Nijjar
Name: Daulat Nijjar, Title: President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

Date:  July 14, 2010